Exhibit 99.1
Dana Holding Corporation Reports Third-Quarter 2008 Results
TOLEDO, Ohio – November 6, 2008 – Dana Holding Corporation (NYSE: DAN) today announced its third-quarter 2008 results.
Third-quarter developments included:
•	Sales of $1,929 million, a 9-percent decrease compared with 2007, primarily because of lower vehicle production in North America;

•	Net loss of $271 million, including $123 million of non-cash goodwill and other impairment charges. This compares with a third-quarter 2007 net loss of $69 million;

•	Earnings before interest, taxes, depreciation, amortization, and restructuring (EBITDA) of $15 million, compared with $126 million in 2007; and

•	Strong cash balance of $1.0 billion and total liquidity of $1.3 billion at September 30, 2008. Net debt was $380 million.
Additional Actions Planned
“The economic and market challenges we’ve faced all year were particularly difficult in the third quarter,” said Executive Chairman John Devine. “The combination of lower industry volumes and peaking steel prices hit us sharply this quarter.
“Dana is planning up to 10 additional plant closures in 2009 and 2010, and we will reduce our workforce this year by 5,000 versus the previously announced 3,000. We regret having to take such actions, but they are necessary to size the company to lower industry volumes.”
Three-Month Results
Third-quarter EBITDA of $15 million was $111 million below 2007 results for the same period. Lower production and higher steel costs of $140 million more than account for this reduction. Results also included higher pricing, cost savings, and unfavorable currency changes.
At September 30, 2008, cash balances remained strong at $1.0 billion, with available global liquidity of $1.3 billion. Despite lower sales and EBITDA, free cash flow of a negative $151 million for the third quarter was about the same as that during the same period in 2007.
Dana’s liquidity has been strengthened by a $180 million draw-down in October under its existing $650 million secured revolving credit facility.

Nine-Month Results
Sales for the nine months ended September 30, 2008, were $6,574 million, which compares to $6,564 million for the same period in 2007. Year to date, the company reported net income of $274 million compared with a net loss of $294 million for the same period in 2007. The nine-month 2008 results include a net gain of $754 million recognized in connection with the company’s emergence from bankruptcy and application of fresh start accounting in January.
Year-to-date EBITDA of $290 million compares to $373 million for the same period in 2007, as the earnings reduction related to lower North American vehicle production and higher steel costs more than offset cost reduction actions and pricing improvements.
Outlook
Based on current production estimates, Dana expects full-year 2008 sales of approximately $8,200 million and EBITDA of approximately $300 million.
“The second half of this year has been extremely challenging with sharply lower North American vehicle production, volatile steel prices, and turmoil in the financial markets,” said Jim Yost, executive vice president and chief financial officer. “With respect to our credit facility, Dana is in compliance with financial covenants through September 30, 2008; however, we will not be able to comply with these requirements, as presently structured, at December 31, 2008. We expect to complete an amendment to the facility with our lenders in the next few weeks.”
In 2009 Dana expects to improve EBITDA by at least $150 million, primarily through pricing actions and cost reductions, and is targeting break-even or better free cash flow.
Devine added, “I am pleased with the progress our people have made in rebuilding Dana, despite the difficult environment. We have much to do, but our team is focused on the changes needed to reposition Dana for improved profitability and growth.”
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Dana to Host Third-Quarter Conference Call at 10 a.m. Today
Dana will discuss its third-quarter results in a conference call at 10 a.m. EST today. Participants may listen to the audio portion of the conference call either through audio streaming online or by telephone. Slide viewing is only available online via a link provided on the Dana Investor Web site. To dial into the conference call, domestic locations should call 1-888-311-4590 (Conference I.D. # 68867352). International locations should call 1-706-758-0054 (Conference I.D. # 68867352). Please ask for the Dana Holding Corporation Financial Webcast and Conference Call. Phone registration will be available beginning at 9:30 a.m. An audio recording of the call will be available after 5 p.m. To access this recording, please dial 1-800-642-1687 (U.S. or Canada) or 1-706-645-9291 (international) and enter the conference I.D. number 68867352. A webcast replay will also be available after 5 p.m. today, and may be accessed via the Dana Investor Web site.

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Non-GAAP Measures
In connection with Dana’s emergence from bankruptcy on January 31, 2008 and the application of fresh start accounting in accordance with the provisions of the American Institute of Certified Public Accountants’ Statement of Position 90-7, the post-emergence results of the successor company for the eight months ended September 30, 2008 and the pre-emergence results of the predecessor company for the one month ended January 31, 2008 are presented separately as successor and predecessor results in the financial statements presented in accordance with generally accepted accounting principles (GAAP). This presentation is required by GAAP as the successor company is considered to be a new entity, and the results of the new entity reflect the application of fresh start accounting. For the readers’ convenience and interest in this earnings release, we have combined the separate successor and predecessor periods to derive combined results for the nine months ended September 30, 2008. The financial information accompanying this release provides the separate successor and predecessor GAAP results for the applicable periods, along with the combined results described above for the first nine months of 2008.
This release refers to EBITDA, which we’ve defined to be earnings before interest, taxes, depreciation, amortization and restructuring. EBITDA is a non-GAAP financial measure, and the measure currently being used by Dana as the primary measure of its reportable operating segment performance. EBITDA was selected as the primary measure for operating segment performance as well as a relevant measure of Dana’s overall performance given the enhanced comparability and usefulness after application of fresh start accounting. The most significant impact to Dana’s ongoing results of operations as a result of applying fresh start accounting is higher depreciation and amortization. By using EBITDA, which is a performance measure that excludes depreciation and amortization, the comparability of results is enhanced. Management also believes that EBITDA is an important measure since the financial covenants of our primary debt agreements are EBITDA-based, and our management incentive performance programs are based, in part, on EBITDA. Because it is a non-GAAP measure, EBITDA should not be considered a substitute for net income or other reported results prepared in accordance with GAAP. The financial information accompanying this release provides a reconciliation of EBITDA for the periods presented to the reported income (loss) from continuing operations before income taxes, which is a GAAP measure.
Forward-Looking Statements
Certain statements and projections contained in this news release are, by their nature, forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on our current expectations, estimates and projections about our industry and business, management’s beliefs, and certain assumptions made by us, all of which are subject to change. Forward-looking statements can often be identified by words such as “anticipates,” “expects,” “intends,” “plans,” “predicts,” “believes,” “seeks,” “estimates,” “may,” “will,” “should,” “would,” “could,” “potential,” “continue,” “ongoing,” similar expressions, and variations or negatives of these words. These forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause our actual results to differ materially and adversely from those expressed in any forward-looking statement.

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Dana’s Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K, and other Securities and Exchange Commission filings discuss important risk factors that could affect our business, results of operations and financial condition. The forward-looking statements in this news release speak only as of this date. Dana does not undertake any obligation to revise or update publicly any forward-looking statement for any reason.
About Dana Holding Corporation
Dana is a world leader in the supply of axles; driveshafts; and structural, sealing, and thermal-management products; as well as genuine service parts. The company’s customer base includes virtually every major vehicle manufacturer in the global automotive, commercial vehicle, and off-highway markets, which collectively produce more than 70 million vehicles annually. Based in Toledo, Ohio, the company’s operations employ approximately 32,000 people in 26 countries and reported 2007 sales of $8.7 billion. For more information, please visit: www.dana.com.

Investor Contact Karen Crawford: (419) 535-4635	Media Contact Chuck Hartlage: (419) 535-4728
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DANA HOLDING CORPORATION
Consolidated Statement of Operations (Unaudited)
For the Three Months Ended September 30, 2008 and 2007

	Three Months Ended
	September 30,
	Dana	Prior Dana
	2008	2007
Net sales	$1,929	$2,130
Costs and expenses
Cost of sales	1,896	2,017
Selling, general and administrative expenses	87	79
Amortization of intangibles	18
Realignment charges, net	16	6
Impairment of goodwill	105
Impairment of assets	3
Other income, net	2	30

Income (loss) from continuing operations before interest, reorganization items and income taxes	(194)	58

Interest expense (contractual interest of $54 for the three months ended September 30, 2007)	37	27
Reorganization items, net	1	98

Loss from continuing operations before income taxes	(232)	(67)
Income tax benefit (expense)	(24)	3
Minority interests	(1)	(4)
Equity in earnings of affiliates	(13)	4

Loss from continuing operations	(270)	(64)
Loss from discontinued operations	(1)	(5)

Net loss	(271)	(69)
Preferred stock dividend requirements	8

Net loss available to common stockholders	$(279)	$(69)

Net loss from continuing operations:
Basic	$(2.78)	$(0.42)
Diluted	$(2.78)	$(0.42)
Net loss from discontinued operations
Basic	$(0.01)	$(0.04)
Diluted	$(0.01)	$(0.04)
Net loss available to common stockholders
Basic	$(2.79)	$(0.46)
Diluted	$(2.79)	$(0.46)
Average common shares outstanding:
Basic	100	150
Diluted	100	150

DANA HOLDING CORPORATION
Consolidated Statement of Operations (Unaudited)
For the Nine Months Ended September 30, 2008 and 2007

	Dana	Prior Dana	Combined	Prior Dana
	Eight Months	One Month	Nine Months	Nine Months
	Ended	Ended	Ended	Ended
	September 30,	January 31,	September 30,	September 30,
	2008	2008	2008 (1)	2007
Net sales	$5,823	$751	$6,574	$6,564
Costs and expenses
Cost of sales	5,579	702	6,281	6,201
Selling, general and administrative expenses	236	34	270	263
Amortization of intangibles	49		49
Realignment charges, net	61	12	73	159
Impairment of goodwill	180		180
Impairment of assets	10		10
Other income, net	54	8	62	108

Income (loss) from continuing operations before interest, reorganization items and income taxes	(238)	11	(227)	49
Interest expense (contractual interest of $17 for the one month ended January 31, 2008 and $159 for the nine months ended September 30, 2007)	99	8	107	78
Reorganization items, net	22	98	120	173
Fresh start accounting adjustments		1,009	1,009

Income (loss) from continuing operations before income taxes	(359)	914	555	(202)
Income tax expense	(56)	(199)	(255)	(15)
Minority interests	(6)	(2)	(8)	(10)
Equity in earnings of affiliates	(10)	2	(8)	22

Income (loss) from continuing operations	(431)	715	284	(205)
Loss from discontinued operations	(4)	(6)	(10)	(89)

Net income (loss)	(435)	709	274	(294)
Preferred stock dividend requirements	21		21

Net income (loss) available to common stockholders	$(456)	$709	$253	$(294)

Net income (loss) from continuing operations:
Basic	$(4.52)	$4.77		$(1.36)
Diluted	$(4.52)	$4.75		$(1.36)
Net loss from discontinued operations
Basic	$(0.04)	$(0.04)		$(0.60)
Diluted	$(0.04)	$(0.04)		$(0.60)
Net income (loss) available to common stockholders:
Basic	$(4.56)	$4.73		$(1.96)
Diluted	$(4.56)	$4.71		$(1.96)
Average common shares outstanding:
Basic	100	150		150
Diluted	100	150		150

(1)	See “Non-GAAP Measures” in body of press release for comments regarding the presentation of combined information for the nine months ended September 30, 2008

DANA HOLDING CORPORATION
Consolidated Balance Sheet (Unaudited)
At September 30, 2008 and December 31, 2007

	Dana	Prior Dana
	September 30,	December 31,
	2008	2007
Assets

Current assets
Cash and cash equivalents	$1,007	$1,271
Restricted cash		93
Accounts receivable
Trade, less allowance for doubtful accounts of $23 in 2008 and $22 in 2007	1,205	1,197
Other	219	295
Inventories
Raw materials	413	331
Work in process and finished goods	587	481
Assets of discontinued operations		24
Other current assets	95	100

Total current assets	3,526	3,792
Goodwill	117	349
Intangibles	599	1
Investments and other assets	255	348
Investments in affiliates	143	172
Property, plant and equipment, net	1,915	1,763

Total assets	$6,555	$6,425

Liabilities and stockholders’ equity (deficit)
Current liabilities
Notes payable, including current portion of long-term debt	$67	$283
Debtor-in-possession financing		900
Accounts payable	1,047	1,072
Accrued payroll and employee benefits	211	258
Liabilities of discontinued operations		9
Taxes on income	124	12
Other accrued liabilities	353	418

Total current liabilities	1,802	2,952

Liabilities subject to compromise		3,511
Deferred employee benefits and other non-current liabilities	851	630
Long-term debt	1,320	19
Minority interest in consolidated subsidiaries	110	95
Commitments and contingencies

Total liabilities	4,083	7,207

Preferred stock, 50,000,000 shares authorized
Series A, $0.01 par value, 2,500,000 issued and outstanding	242
Series B, $0.01 par value, 5,400,000 issued and outstanding	529
Common stock, $.01 par value, 450,000,000 authorized, 100,036,390 issued and outstanding	1
Prior Dana common stock, $1.00 par value, 350,000,000 authorized, 150,245,250 issued and outstanding		150
Additional paid-in capital	2,318	202
Accumulated deficit	(456)	(468)
Accumulated other comprehensive loss	(162)	(666)

Total stockholders’ equity (deficit)	2,472	(782)

Total liabilities and stockholders’ equity	$6,555	$6,425

DANA HOLDING CORPORATION
Consolidated Statement of Cash Flows (Unaudited)
For the Three Months Ended September 30, 2008 and 2007

	Three Months Ended
	Dana	Prior Dana
	September 30,	September 30,
	2008	2007
Cash flows — operating activities
Net loss	$(271)	$(69)
Depreciation	75	70
Amortization of intangibles	22
Amortization of deferred financing charges and original issue discount	6
Impairment of goodwill and other assets	123	3
Minority interest	1	(6)
Reorganization:
Payment of claims (1)	(3)
Reorganization items net of cash payments	(1)	52
Loss on sale of businesses and assets		8
Change in working capital	(44)	(119)
Other, net	10	(28)

Net cash flows used in operating activities (1)	(82)	(89)

Cash flows — investing activities
Purchases of property, plant and equipment (1)	(72)	(54)
Proceeds from sale of businesses and assets		90
Change in restricted cash		91
Other	4	36

Net cash flows provided by (used in) investing activities	(68)	163

Cash flows — financing activities
Net change in short-term debt	14	47
Payment of DCC Medium Term Notes		(129)
Deferred financing fees	(1)
Repayment of Exit Facility debt	(4)
Preferred dividends paid	(7)
Other	7	2

Net cash flows provided by (used in) financing activities	9	(80)

Net increase (decrease) in cash and cash equivalents	(141)	(6)
Cash and cash equivalents — beginning of period	1,191	1,001
Effect of exchange rate changes on cash balances	(43)	33
Net change in cash of discontinued operations		7

Cash and cash equivalents — end of period	$1,007	$1,035

(1)	Free cash flow of ($151) in 2008 and $(143) in 2007 is the sum of net cash provided by (used in) operating activities (excluding claims payments) reduced by the purchases of property, plant and equipment.

DANA HOLDING CORPORATION
Consolidated Statement of Cash Flows (Unaudited)
For the Nine Months Ended September 30, 2008 and 2007

	Nine Months Ended September 30, 2008
	Dana	Prior Dana	Combined	Prior Dana
	Eight Months	One Month	Nine Months	Nine Months
	Ended	Ended	Ended	Ended
	September 30,	January 31,	September 30,	September 30,
	2008	2008	2008 (1)	2007
Cash flows — operating activities
Net income (loss)	$(435)	$709	$274	$(294)
Depreciation	195	23	218	209
Amortization of intangibles	60		60
Amortization of inventory valuation	15		15
Amortization of deferred financing charges and original issue discount	17		17
Impairment of goodwill and other assets	205		205	3
Non-cash portion of U.K. pension charge				60
Minority interest	6	2	8
Deferred income taxes	(38)	191	153	(60)
Reorganization:
Gain on settlement of liabilities subject to compromise		(27)	(27)
Payment of claims (2)	(100)		(100)
Reorganization items net of cash payments	(24)	79	55	59
Fresh start adjustments		(1,009)	(1,009)
Payments to VEBAs (2)	(733)	(55)	(788)	(27)
Loss on sale of businesses and assets	1	7	8
Change in working capital	(111)	(61)	(172)	(183)
Other, net	9	19	28	(8)

Net cash flows used in operating activities (2)	(933)	(122)	(1,055)	(241)

Cash flows — investing activities
Purchases of property, plant and equipment (2)	(148)	(16)	(164)	(148)
Proceeds from sale of businesses and assets		5	5	511
Change in restricted cash		93	93	3
Other		(5)	(5)	61

Net cash flows provided by (used in) investing activities	(148)	77	(71)	427

Cash flows — financing activities
Proceeds from (repayment of) debtor-in-possession facility		(900)	(900)	200
Net change in short-term debt	(74)	(18)	(92)	19
Payment of DCC Medium Term Notes		(136)	(136)	(129)
Proceeds from Exit Facility debt	80	1,350	1,430
Original issue discount fees		(114)	(114)
Deferred financing fees	(2)	(40)	(42)
Repayment of Exit Facility debt	(11)		(11)
Issuance of Series A and Series B preferred stock		771	771
Preferred dividends paid	(18)		(18)
Other	(5)	(1)	(6)

Net cash flows provided by (used in) financing activities	(30)	912	882	90

Net increase (decrease) in cash and cash equivalents	(1,111)	867	(244)	276
Cash and cash equivalents — beginning of period	2,147	1,271	1,271	704
Effect of exchange rate changes on cash balances	(29)	5	(24)	61
Net change in cash of discontinued operations		4	4	(6)

Cash and cash equivalents — end of period	$1,007	$2,147	$1,007	$1,035

(1)	See “Non-GAAP Measures” in body of press release for comments regarding the presentation of combined information for the nine months ended September 30, 2008

(2)	Free cash flow of ($331) in 2008 and $(362) in 2007 is the sum of net cash provided by (used in) operating activities (excluding claims payments) reduced by the purchases of property, plant and equipment.

DANA HOLDING CORPORATION
Reconciliation of EBITDA to Income (Loss) from
Continuing Operations Before Income Taxes

	Three Months Ended
	September 30,
	Dana	Prior Dana
	2008	2007
ASG
Light Axle	$13	$29
Driveshaft	30	26
Sealing	16	14
Thermal	(1)	4
Structures	6	22
Eliminations and other	(2)

Total ASG	62	95
HVSG
Commercial Vehicle	1	17
Off-Highway	22	36
Eliminations and other		(3)

Total HVSG	23	50

Segment EBITDA	85	145
Shared services and administrative	(39)	(33)
Other expense, net	(21)	(5)
Foreign exchange not in segments	(10)	19

EBITDA	15	126

Depreciation	(74)	(69)
Amortization	(22)
Realignment	(16)	(6)
DCC EBIT		(5)
Goodwill impairment	(105)
Impairment of assets	(3)
Reorganization items, net	(1)	(98)
Interest expense	(37)	(27)
Interest income	11	12

Loss from continuing operations before income taxes	$(232)	$(67)

DANA HOLDING CORPORATION
Reconciliation of EBITDA to Income (Loss) from
Continuing Operations Before Income Taxes

	Nine Months Ended September 30, 2008
	Dana	Prior Dana	Combined	Prior Dana
	Eight Months	One Month	Nine Months	Nine Months
	Ended	Ended	Ended	Ended
	September 30,	January 31,	September 30,	September 30,
	2008	2008	2008 (1)	2007
ASG
Light Axle	$65	$8	$73	$76
Driveshaft	101	12	113	76
Sealing	57	7	64	54
Thermal	7	3	10	18
Structures	52	5	57	80
Eliminations and other	(7)	(3)	(10)	(16)

Total ASG	275	32	307	288
HVSG
Commercial Vehicle	24	4	28	47
Off-Highway	104	15	119	123
Eliminations and other	(4)		(4)	(7)

Total HVSG	124	19	143	163

Segment EBITDA	399	51	450	451
Shared services and administrative	(105)	(13)	(118)	(118)
Other expense, net	(43)		(43)	(1)
Foreign exchange not in segments	(3)	4	1	41

EBITDA	248	42	290	373

Depreciation	(194)	(23)	(217)	(208)
Amortization	(75)		(75)
Realignment	(61)	(12)	(73)	(159)
DCC EBIT	(2)		(2)	14
Goodwill impairment	(180)		(180)
Impairment of assets	(10)		(10)
Reorganization items, net	(22)	(98)	(120)	(173)
Interest expense	(99)	(8)	(107)	(78)
Interest income	36	4	40	29
Fresh start accounting adjustments		1,009	1,009

Income (loss) from continuing operations before income taxes	$(359)	$914	$555	$(202)

DANA HOLDING CORPORATION
Reconciliation of EBITDA to Income (Loss) from Continuing
Operations Before Income Taxes and Free Cash Flow to
Cash From (Used By) Operations

	Combined
		Projected
	Nine Months	Full Year
	Ended	Ended
	September 30,	December 31,
	2008	2008

EBITDA	$290	$300

Depreciation	(217)	(291)
Amortization	(75)	(97)
Realignment	(73)	(100)
DCC EBIT	(2)	(2)
Goodwill impairment	(180)	(180)
Impairment of assets	(10)	(10)
Reorganization items, net	(120)	(122)
Interest expense	(107)	(151)
Interest income	40	52
Fresh start accounting adjustments	1,009	1,009

Income from continuing operations before income taxes	$555	$408

Net cash flows used in operating activities	$(1,056)	$(938 - 988)

Purchases of property, plant and equipment	(164)	(250)
Bankruptcy emergence payments	888	888

Free cash flow	$(332)	$(300-350)